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                                 AMENDMENT NO. 6



         AMENDMENT No. 6, dated as of July 31, 2001, to WARRANT AGREEMENT dated as of September 15, 1998, as previously amended by Amendment No. 1 dated as of September 15, 1999, Amendment No. 2 dated as of July 27, 2000, Amendment No. 3 dated as of August 15, 2000, Amendment No. 4 dated as of September 15, 2000 and Amendment No. 5 dated as of September 18, 2000 (as amended, the "Original Agreement") between Insignia Financial Group, Inc., a Delaware corporation formerly known as Insignia/ESG Holdings, Inc. (the "Corporation"), and APTS Partners, L.P., a Delaware limited partnership ("APTS"), providing for the issuance of warrants to purchase 266,667 shares of common stock, par value $.01 per share, of the Corporation.

         WHEREAS, the Corporation and APTS desire to extend the Expiration Date (as defined in the Original Agreement) and modify certain other terms of the Warrants provided for in the Original Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

     1. Terms used herein shall have the meanings set forth in the Original Agreement, unless otherwise defined herein.

     2. The Expiration Date of the Warrants is hereby extended from August 1, 2001 to August 15, 2001.

     3.   The following is hereby added to the Original Agreement as Section
          6(d):

               d. Notwithstanding the foregoing, if, and only if, the Cashless Exercise Value of one share of Common Stock is greater than the Exercise Price per Share, then in lieu of exercising the Warrants for cash, the holder may elect to receive shares of Common Stock equal to the value (as determined below) of the Warrants being exercised by surrender of the Warrant Certificate at the principal office of the Company together with notice of such election and the properly endorsed form of election to purchase by Cashless Exercise, in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                                                  Y(A-B)
                                                  ------
                                            X =      A

        Where X =   the number of shares of Common Stock to be issued to the
                    holder;

              Y = the number of shares of Common Stock purchasable under the Warrants being exercised (at the date of such exercise);




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              A =   the Cashless Exercise Value of one share of Common Stock (at the date of such exercise); and

              B = the Exercise Price per Share (as adjusted to the date of such exercise).

         "Cashless Exercise Value" of one share of Common Stock as of any date shall mean the closing price of one share of Common Stock on the Trading Day next preceding such date. The closing price for any Trading Day shall be:

                    i. the average of the closing sale price or, in the absence of a closing sale price, the highest bid and lowest asked prices of one share of Common Stock quoted in the NYSE Composite Tape or, if not then listed on the NYSE, the Nasdaq Stock Market or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or if not then so quoted, the last sale price, or the closing bid price if no sale occurred, of Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted for trading; or

                    ii. if not quoted as described in clause (i), the average of the highest bid and lowest offered quotations for one share of Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and offered quotations for the Common Stock.

If none of the conditions set forth above is met, the Cashless Exercise Value of one share of Common Stock as of such date shall be determined by a member firm of the NYSE selected by the Corporation and approved by the Holders of a majority of the outstanding Warrants. If the Corporation and such Holders are unable to agree on the selection of a member firm, the issue of selection of a member firm shall be submitted to the American Arbitration Association.

     4. The "Form of Election to Purchase by Cashless Exercise" annexed to this Amendment No. 6 is hereby added as an additional Annex to the Form of Warrant Certificate attached to the Original Agreement as Exhibit A.

     5. The third paragraph of the Form of Warrant Certificate annexed to the Original Warrant as Exhibit A is amended by the addition of the following as the last sentence of the paragraph:

                  Notwithstanding the foregoing, the Warrants represented by this Warrant Certificate may be exercised by Cashless Exercise, as provided in Section 6(d) of the Warrant Agreement, as amended.

     6. Except as set forth in this Amendment No. 6, the Original Agreement is hereby ratified and confirmed in all respects.

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     7.   Any Warrant Certificate evidencing Warrants need not be amended to reflect the changes provided for herein in order to give full effect to such changes.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to the Original Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                               INSIGNIA FINANCIAL GROUP, INC.


                               By: /s/ Adam B. Gilbert
                                   -------------------------------------------
                                   Name:  Adam B. Gilbert
                                   Title: Executive Vice President


                               APTS PARTNERS, L.P.


                               By: APTS GP Partners, L.P., its general partner

                               By: APTS Acquisition Corporation, its general
                                   partner

                               By: /s/ Stuart Koenig
                                   -------------------------------------------
                                   Name:  Stuart Koenig
                                   Title: Vice President












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                                                                           ANNEX



                      ANNEX TO FORM OF WARRANT CERTIFICATE

                FORM OF ELECTION TO PURCHASE BY CASHLESS EXERCISE

              (To be executed upon a Cashless Exercise of Warrant)


             The undersigned hereby irrevocably elects to exercise, in accordance with Section 6(d) of the Warrant Agreement, __________ Warrants, representing the right to purchase __________ shares of Common Stock, by Cashless Exercise in accordance with the terms hereof.

             The undersigned requests that a certificate for the shares of Common Stock to be issued upon such Cashless Exercise be registered in the name of _____________________________________________________________________________
whose address is _____________________________________________ and that such certificate be delivered to _______________________________________________
whose address is ______________________________________________________. If said number of shares of Common Stock is less than all of the shares of Common stock purchasable hereunder, the undersigned hereby requests that a new Warrant Certificate representing the remaining balance of the Warrants be registered in the name of _______________________________ whose address is ___________________
__________________________________________ and that such Warrant Certificate be delivered to _________________________________ whose address is ________________
_______________________________________________.




Signature:



------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:
     -----------------







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